SCHEDULE 14A

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Citizens Funds on behalf of its series - Citizens Core Growth Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund
                (Name of Registrant as Specified In Its Charter)

                              Lea Anne Copenhefer
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.   Title of each class of securities to which transaction applies:

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      2.   Aggregate number of securities to which transaction applies:

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      3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.   Proposed maximum aggregate value of transaction:

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      5.   Total fee paid:
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[ ]   Fee paid previously with preliminary materials
[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.   Amount Previously Paid:

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      2.   Form, Schedule or Registration Statement No.:

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      3.   Filing Party:

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      4.   Date Filed:

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CITIZENS
FUNDS(R)
                              230 Commerce Way, Portsmouth, NH 03801 tele: (603) 436-5152  fax: (603) 436-4209
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                               ADJOURNMENT NOTICE
                  SPECIAL MEETING OF SHAREHOLDERS ADJOURNED TO
                              MONDAY, JUNE 4, 2001

Dear Shareholder:

     We are writing to inform you that the Special Meeting of Shareholders that was originally scheduled for Monday, May 21, 2001 has been adjourned to Monday, June 4, 2001. WE HAVE NOT RECEIVED YOUR VOTE. In order for the Funds to successfully close the meeting it is critical that all shareholders participate. The Core Growth Fund adjourned on proposal four and the Emerging Growth Fund and Global Equity Fund both adjourned on proposals two through six.

     As a shareholder of the Funds, it is your responsibility to vote your shares on the matters in the proxy statement. The continuation of the proxy vote process is expensive; it will have an effect on the Funds' returns. Please take the time to cast your vote in order to allow us to obtain a sufficient number of votes to pass these remaining proposals. In order for your vote to be represented, we must receive your instructions on or before Friday, June 1, 2001.

     Please vote your shares in order to meet the requisite amount of votes needed in order close this shareholder meeting. If you should have any questions regarding the meeting agenda or the execution of your proxy please call Citizens Funds at (800) 223-7010.

     For your convenience, we have established four easy methods by which to register your vote:

     BY PHONE:           For automated phone voting, call (800) 597-7836,
                         available 24 hours a day. Enter the 14-digit control number located on your proxy card and follow the recorded instructions.

     BY INTERNET:        Access www.citizensfunds.com/proxy_voting.asp or go
                         directly to the voting site at
                         https://vote.proxy-direct.com and enter 14 - digit control number printed on your proxy card.

     BY MAIL: Simply return your executed proxy in the enclosed postage paid envelope.

     BY FAX: Kindly vote and sign your proxy card, then fax toll free to (888) 796-9932.

                          DON'T HESITATE - VOTE TODAY!

     As the date of the special meeting moves closer and we still have not received your proxy, you may receive a call reminding you to exercise your right to vote. Please help to reduce the expenses of continued mailing and calling campaigns regarding this very important proxy vote - cast your vote today.

Sincerely,

Citizens Funds